UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22467

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2020 is attached below.

Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Annual Report

November 30, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson NextGen Energy & Infrastructure, Inc.’s (the “Fund” or “KMF”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

January 21, 2021

Dear Fellow Stockholders:

We hope that you and your families have been able to remain safe and healthy during these difficult times. Due to the global impact of the COVID-19 pandemic, the last 12 months will almost certainly be remembered as one of the most disruptive periods in modern history. A tragic number of lives have been lost and it has wreaked havoc on people’s livelihoods. The team at Kayne Anderson applauds the heroic efforts of the people on the front line of this crisis.

In response to the pandemic, nations across the globe have taken extraordinary steps to control the spread of the virus and lessen the economic fallout. Economic activity has recovered from its lows during the second quarter of 2020, and our outlook for the new year is best described as cautiously optimistic. Great progress has been made in treating those with the most severe COVID-19 symptoms, and the speed at which vaccines and therapeutics have been developed is astounding. Mass distribution of these vaccines should help the world get this health crisis under control during 2021.

As discussed in this annual letter, we are very excited about the Energy Transition and the opportunities it will create for the energy and infrastructure sectors.1 Kayne Anderson has a large, experienced team of investment professionals focused on identifying companies best positioned to benefit from this mega trend. In our opinion, KMF — with its flexible investment mandate, permanent capital base, and expertise in providing strategic capital solutions to both public and private companies — is particularly well suited to capitalize on this opportunity.

While 2020 was a very challenging year, KMF weathered the storm. Importantly, we prudently managed KMF’s balance sheet during the downturn, and the Fund exited the year on strong financial footing. Further, we transformed KMF’s portfolio during the year, positioning the Fund to benefit from the global push to use a lower carbon mix of energy resources. We acknowledge that last year was difficult for our investors, but we believe the cumulative impact of the actions taken during 2020 will accrue to our stockholders’ benefit for many years to come.

In addition to reviewing this annual letter, we encourage investors to listen to the podcasts available on our website (www.kaynefunds.com/insights). The goal of these podcasts is to provide KMF’s investors frequent updates on the Fund’s performance and insightful discussions on industry news and trends.

KMF Strategic Initiatives

In July 2020, we announced a strategic shift in the Fund’s focus to target investments in companies that are meaningfully participating in, or benefitting from, the Energy Transition. With this repositioning, KMF’s investment universe will include a more diverse portfolio of energy and infrastructure investments, including midstream companies (biased toward natural gas and LNG infrastructure), utilities (biased toward green utilities), and renewable infrastructure companies. In conjunction with this announcement, we changed KMF’s name from “Kayne Anderson Midstream/Energy Fund” to “Kayne Anderson NextGen Energy & Infrastructure, Inc.,” which we believe better reflects the Fund’s strategy and targeted investments.

KMF made very good progress transitioning its portfolio during fiscal 2020. At the start of the year, only 10% of KMF’s portfolio was invested in renewable infrastructure companies and green utilities, while today, the Fund’s allocation to these two sub-sectors is almost 50%. Currently, over 60% of

[1]	As defined on page 3 in the section titled “The Energy Transition”.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

KMF’s portfolio is invested in NextGen Companies, which we define as companies that are participating in, or benefitting from, the Energy Transition. We are very pleased with the progress the Fund has made over the past twelve months, and we believe KMF is well positioned to capitalize on the megatrends in the energy and infrastructure sectors for decades to come.

The Energy Transition

One of the greatest challenges the world will deal with over the next decade is climate change, and nations across the globe are dedicating significant resources to tackling this problem. Over the last year, many countries announced ambitious goals to reduce emissions of carbon and other greenhouse gasses. These policies are designed to foster investments in renewable energy, electrification of vehicles, and technologies that reduce emissions. In addition to helping fight the impact of climate change, many of these policies will help stimulate local economies and provide employment opportunities for workers displaced as a result of the pandemic. Corporations are getting involved as well, with many large companies pledging to increase their use of renewable energy and reduce their carbon footprints. The industry jargon for this trend is the “Energy Transition,” which is defined as the transition away from traditional carbon-based fuels to a more sustainable mix of lower carbon and renewable energy sources. This transition is already having a meaningful impact on the energy and infrastructure sectors, and we expect it to become even more influential in the coming decades.

While events over the last few years should serve as a notice to companies in all facets of the energy industry that their businesses must adapt to this transition, the commentary about the pending obsolescence of fossil fuels — in our opinion — misses the mark. Our existing hydrocarbon-based energy system is globally interconnected and evolved into its current form over the last half-century. The use of renewable energy will rapidly grow, but fossil fuels will remain a critical piece of the puzzle for many years to come.

Energy Industry Update

Fiscal 2020 was a very strong year for the renewable infrastructure sector. Renewable infrastructure companies have seen minimal COVID-19 related financial impacts, and their cash flows proved to be very resilient, supported by fixed price contracts, preferential grid access, and strong execution on capital projects. Equity valuations benefitted from lower risk premiums, enhanced growth backlogs, lower interest rates, and increased interest from ESG-focused investors, with some of KMF’s top renewable infrastructure holdings up over 75% for the fiscal year. Despite the pandemic, growth projects have largely remained on schedule — the U.S. had a record year of wind capacity additions. Many local and federal governments enacted new greenhouse gas emission reduction targets and renewable energy goals, and many private corporations have also committed to sourcing 100% of their electricity needs from renewable energy sources. We were pleased with the industry’s performance this year and continue to be excited about the growth prospects the sector will offer over the next decade.

Like the renewable infrastructure sector, the utilities sector had very strong operational and financial performance, with very few COVID-related impacts to earnings. While U.S. power demand did see a substantial decline in the second quarter, overall demand has since largely recovered to within a few percentage points of 2019 levels. As with many sectors working to achieve net-zero 2050 targets, the power sector is working hard to reduce greenhouse gas emissions, and coal plant closures have continued to accelerate in favor of new wind and solar generation. As we look to 2021, we believe it is likely that new legislation and potential stimulus packages under the Biden administration will support investment in new renewable generation capacity and upgrades to the power grid, both of which will provide for outsized rate base growth for the sector.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

In contrast to the renewable infrastructure and utilities sectors, traditional hydrocarbon companies had a very tough year. The collapse in economic activity during the first and second quarters of 2020 resulted in a massive contraction in demand for energy commodities. This “demand shock” placed an enormous strain on all parts of the hydrocarbon value chain. Demand has started to recover, but it will likely take at least another 12 months before recovering to pre-pandemic levels. Domestic production, which is currently well below recent peak levels, should start to grow again later this year, albeit at a much more measured rate than the sector has seen over the past decade. This slower growth is not necessarily a bad outcome for the sector — we believe this will eventually translate into a much-improved supply/demand balance and will be supportive of more sustainable commodity prices. Despite the demand shock caused by the pandemic, operationally, midstream companies fared relatively well. For the top 10 names in the midstream sector, the impact to earnings was relatively minimal, with full year 2020 EBITDA expected to be roughly in-line with 2019 results. We remain optimistic that the resiliency of midstream earnings power, the robust free cash flow to be generated over the coming years, new share buyback programs, and a focus by management teams on instituting environmental, social & governance (typically referred to as ESG) best practices will attract investors back to the sector and be supportive of equity valuations.

KMF Performance Review

Benchmarking KMF’s performance for the year is challenging, as the Fund’s portfolio underwent a significant transformation during fiscal 2020. While we ended the fiscal year with a significant allocation to renewable infrastructure and green utilities, the Fund was predominantly weighted to midstream energy companies for most of the year. Making matters even more complicated was the huge dispersion in returns for the midstream, renewable infrastructure, and utility sub-sectors. KMF’s Net Asset Value Return was negative 33% for the year, in-line with the performance of midstream focused competitor funds.2 By comparison, the total return for the Alerian MLP Index (or the AMZ) was negative 25% and the Alerian Midstream Energy Index (or AMNA) was negative 18%. In contrast, the total return of the XLU, an ETF of domestic utilities, was up 3% for the year, and the composite total return for a group of renewable infrastructure companies that we track was 42%.3 While we are certainly disappointed by KMF’s overall performance for the fiscal year, we are happy with the Fund’s recovery since the market lows last spring, with an adjusted NAV return of over 225%, significantly outperforming the AMZ (total return of 135%), the AMNA (total return of 109%), the XLU (total return of 17%) and the aforementioned group of renewable infrastructure companies (total return of 84%). Looking forward, we believe the steps we have taken to diversify KMF’s portfolio position the Fund to generate attractive risk-adjusted returns.

Another measure of the Fund’s performance is Market Return, which was negative 41% for fiscal 2020.4 This measure is worse than our Net Asset Value Return because our stock price went from trading at a 14.7% discount to NAV at the beginning of fiscal 2020 to trading at a 25.2% discount at the end of fiscal 2020. We will continue to monitor KMF’s stock price relative to its NAV and will consider alternatives should this wider-than-normal discount persist.

[2]	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
[3]	Market-cap weighted total returns for 37 domestic and international renewable infrastructure companies.
[4]	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

KMF Distributions

During fiscal 2020 we made the difficult decision to reduce KMF’s distribution to a quarterly rate of 9 cents per share. We understand how important distributions are to our investors, but felt this reduction was the prudent financial decision.

Historically, our distributions have been funded generally by net distributable income (or NDI), which is the amount of income received by us from our portfolio investments, less operating expenses. We expect NDI to be one of several factors considered by the Fund’s Board of Directors when determining KMF’s distribution in future periods. While this may seem like a nuanced comment, we believe given the recent changes in KMF’s portfolio — it is important to consider more than just NDI. For example, KMF’s holdings of renewable infrastructure companies and green utilities tend to have lower dividend yields than most midstream companies (which reduces KMF’s NDI). Offsetting these lower yields are higher expected growth rates in earnings, cash flow, and dividends for many of these companies (which would typically result in higher rates of capital appreciation). Taking other factors into account (such as realized and unrealized gains and expected returns for portfolio investments) affords us more flexibility to meet one of our most important long-term goals — providing investors an attractive distribution.

KMF Outlook

Management is excited about what is in store for the Fund over the next decade. The last year was like none we have seen in KMF’s 10-year history. KMF navigated the downturn and, in our opinion, took the correct steps to position the Fund to thrive during the Energy Transition.

President Biden’s inauguration took place earlier this week. As we have discussed in this annual letter, addressing climate change is a clear priority of the new administration, and President Biden’s stated policy goals include some very ambitious targets for reducing carbon emissions. We expect these policies to be very beneficial for KMF’s investments in renewable infrastructure companies and green utilities. We believe both sectors are in the early stages of a period of outsized investment and growth, with over $300 billion expected to be invested annually in new solar and wind generation capacity globally for the next 30 years. For regulated utilities, massive investment in upgrading and expanding the power grid will be required to support electrification of the transport sector, which should drive outsized rate base growth for these companies. While supportive government and corporate de-carbonization policies certainly provide tailwinds for investment in renewable infrastructure companies and green utilities, technology and costs have significantly improved over the past decade, making new solar and wind generation competitive with or even cheaper than new fossil fuel generation (without the need for government subsidies).

We are also hopeful President Biden and his team will take a pragmatic approach to conventional energy and the infrastructure assets that facilitate the movement of energy-related commodities. Our outlook for midstream equities over the next 12 to 18 months is positive, and I would like to provide a few statistics to support this bullish thesis. Based on our estimates, the top 10 midstream names in KMF’s portfolio currently trade at an average of 10x enterprise value to 2021 EBITDA, below historical trading ranges of 11x to 13x. Further, those ten companies have an average dividend yield of 8%, and we estimate they will produce free cash flow yields of 10% during 2021. We expect these companies to continue to generate material amounts of free cash flow over the next five to ten years, which can be used to reduce debt, repurchase stock, and/or increase distributions.

We appreciate your investment in the Fund and look forward to executing on our investment objective of providing a high level of total return with an emphasis on making cash distributions to our

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

stockholders. KMF’s flexible mandate within the energy and infrastructure sectors will serve it well, as will the Fund’s size and scale. I have little doubt that the next ten years will bring meaningful changes to these sectors, but our diverse team of industry experts is well positioned to capitalize on this opportunity. Please do not hesitate to contact us with any questions or comments.

Sincerely,

James C. Baker

Chairman of the Board

President and Chief Executive Officer

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category(1)

November 30, 2020	November 30, 2019

Top 10 Holdings by Issuer

		Percent of Long Term Investments as of November 30,
Holding	Category(1)	2020	2019

1. The Williams Companies, Inc.	Midstream Company	6.3%	8.5%

2. Targa Resources Corp.	Midstream Company	5.4	4.3

3. Enterprise Products Partners L.P.(2)	Midstream Company	5.0	5.2

4. Brookfield Renewable Partners L.P.	Renewable Infrastructure Company	4.9	2.5

5. Atlantica Sustainable Infrastructure plc	Renewable Infrastructure Company	4.0	1.7

6. Kinder Morgan, Inc.	Midstream Company	3.7	6.0

7. NextEra Energy Partners, LP	Renewable Infrastructure Company	3.6	1.7

8. Innergex Renewable Energy Inc.	Renewable Infrastructure Company	3.3	0.3

9. TC Energy Corporation	Midstream Company	3.1	5.7

10. Northland Power Inc.	Renewable Infrastructure Company	2.7	0.9

(1)	See Glossary of Key Terms for definitions.

(2)	Includes our ownership of common units and preferred units.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of November 30, 2020, we had total assets of $451 million, net assets applicable to our common stockholders of $331 million (net asset value of $7.02 per share), and 47.2 million shares of common stock outstanding. As of November 30, 2020, we held $440 million in equity investments and $8 million in debt investments.

Recent Events

On December 9, 2020, the Board of Directors amended and restated the KMF’s bylaws. Under the new bylaws, KMF has elected to be subject to the Maryland Control Share Acquisition Act (“MCSAA”). The MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of the Fund’s ability to pursue its investment objective and policies and to seek long-term value for the rest of the Fund’s stockholders. The amended and restated bylaws are available in the Governance section of the Fund’s website (www.kaynefunds.com/kmf).

Results of Operations — For the Three Months Ended November 30, 2020

Investment Income.    Investment income totaled $2.4 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $6.0 million of dividends and distributions, of which $3.8 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Interest income was $0.3 million.

Operating Expenses.    Operating expenses totaled $3.1 million, including $1.3 million of investment management fees, $0.9 million of interest expense, $0.5 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.1 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.05 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $0.7 million.

Net Realized Losses.    We had net realized losses of $10.5 million.

Net Change in Unrealized Gains.    We had unrealized gains of $51.7 million from investments.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $40.5 million.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Fiscal Year Ended November 30, 2020

Investment Income.    Investment income totaled $12.5 million for the year and consisted primarily of net dividends and distributions and interest income on our investments. We received $34.0 million of dividends and distributions, of which $22.7 million was treated as return of capital and $0.5 million was treated as distributions in excess of cost basis. Return of capital was decreased by $0.5 million due to 2019 tax reporting information that we received in fiscal 2020. Interest income was $1.7 million.

Operating Expenses.    Operating expenses totaled $19.6 million, including $6.5 million of investment management fees, $8.2 million of interest expense, $3.4 million of preferred stock distributions and $1.5 million of other operating expenses. Interest expense for the fiscal year includes $2.6 million of prepayment penalties associated with the redemptions of senior unsecured notes (“Notes”). Interest expense also includes $0.9 million of non-cash amortization and write-offs of debt issuance costs. Preferred stock distributions include $0.4 million of prepayment penalties associated with the redemption of mandatory redeemable preferred shares (“MRP Shares”) and $0.2 million of non-cash write-off, and $0.4 million of non-cash amortization and write-offs of debt issuance costs.

Net Investment Loss.    Our net investment loss totaled $7.1 million.

Net Realized Losses.    We had net realized losses of $167.8 million, which includes $0.2 million of net realized gains from option activity and $0.5 million of realized losses on foreign currency transactions.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $5.2 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a decrease in net assets resulting from operations of $180.1 million.

Distributions to Common Stockholders

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2020	Fiscal Year Ended November 30, 2020
Distributions and Other Income from Investments
Dividends	$6.0	$34.0
Interest Income	0.4	1.8

Total Distributions and Other Income from Investment	6.4	35.8
Expenses
Investment Management Fee	(1.3)	(6.6)
Other Expenses	(0.4)	(1.5)
Interest Expense(1)	(0.8)	(7.4)
Preferred Stock Distributions(2)	(0.5)	(3.0)

Net Distributable Income (NDI)	$3.4	$17.4

Weighted Shares Outstanding	47.2	47.2

NDI per Weighted Share Outstanding	$0.072	$0.369

Adjusted NDI per Weighted Share Outstanding	$0.073 (3)	$0.432 (4)

Distribution paid per Common Share(5)	$0.090	$0.495

(1)	Interest expense for the year includes $2.6 million of prepayment penalties associated with the redemption of Notes.

(2)	Preferred stock distributions include $0.03 million and $0.4 million of prepayment penalties associated with the redemption of MRP Shares during the quarter and year, respectively.

(3)	Adjusted NDI excludes amendment fees associated with the redemption of MRP Shares during the quarter ($0.03 million)

(4)	Adjusted NDI excludes prepayment penalties and the accelerated amortization of interest rate swap payments associated with the redemption of Notes and MRP Shares during the year ($3.0 million).

(5)	The distribution of $0.09 per share for the fourth quarter of fiscal 2020 was paid on December 31, 2020. Distributions for fiscal 2020 include all distributions paid during the calendar year.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes and MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations in the period in which the termination payments were incurred.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

At November 30, 2020, we had total leverage outstanding of $116 million, which represented 26% of total assets. Total leverage was comprised of $85 million of Notes, $28 million of MRP Shares and $4 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). At such date, we had $0.2 million of cash and cash equivalents. As of January 21, 2021, we had $17 million borrowings outstanding under our Credit Facility and we had $2 million of cash.

Our Credit Facility has a total commitment of $75 million and matures on February 8, 2021. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. We have launched a process to renew this facility and expect to complete this renewal process in early February 2021.

At November 30, 2020, we had $85 million of Notes outstanding that mature between 2022 and 2025 and we had $28 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024. We expect to refinance the MRP Shares that mature in 2021 prior to their redemption dates.

At November 30, 2020, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 505% for debt and 385% for total leverage (debt plus preferred stock). As of January 21, 2021, our asset coverage ratios were 506% for debt and 398% for total leverage. As of January 21, 2021, we were in compliance with all covenants of our debt agreements and the terms of our preferred stock.

Our target asset coverage ratio with respect to our debt is 480% and our target total leverage asset coverage is 360%. At times we may be above or below this target depending on market conditions as well as certain other factors.

As of November 30, 2020, our total leverage consisted 97% of fixed rate obligations and 3% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.66%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 135.4%
Equity Investments(1) — 132.9%
United States — 81.9%
Midstream Company(2) — 59.0%
Antero Midstream Corporation	1,178	$7,943
BP Midstream Partners LP(3)	251	2,844
Cheniere Energy, Inc.(4)(5)	140	7,948
Cheniere Energy Partners, L.P.(3)(5)	74	2,819
DCP Midstream, LP — Series A Preferred Units(3)(6)	6,005	4,406
Energy Transfer LP(3)	1,235	7,634
EnLink Midstream Partners, LP, — Series C Preferred Units(7)	8,605	4,733
Enterprise Products Partners L.P.(3)	485	9,417
Enterprise Products Partners L.P. — Convertible Preferred Units(3)(8)(9)(10)	13	12,805
Equitrans Midstream Corporation(5)	163	1,328
Equitrans Midstream Corporation — Convertible Preferred Shares(5)(8)(9)(11)	238	4,589
Kinder Morgan, Inc.(5)	1,158	16,657
KNOT Offshore Partners LP(12)	297	4,339
ONEOK, Inc.	269	9,659
Magellan Midstream Partners, L.P.(3)	156	6,419
MPLX LP(3)	548	11,538
Phillips 66 Partners LP(3)	126	3,387
Plains GP Holdings, L.P.(13)(14)	695	5,509
Plains GP Holdings, L.P. — Plains AAP, L.P.(8)(12)(13)(14)	690	5,475
Rattler Midstream LP(12)	421	3,489
Shell Midstream Partners, L.P.(3)	333	3,418
Targa Resources Corp.	1,025	24,098
TC PipeLines, LP(3)(5)(15)	217	6,696
The Williams Companies, Inc.(5)	1,347	28,266

		195,416

Renewable Infrastructure Company(2)(5) — 10.8%
Clearway Energy, Inc. — Class A	231	6,259
Clearway Energy, Inc. — Class C	102	2,988
Enviva Partners, LP(3)	231	10,302
NextEra Energy Partners, LP	257	16,299

		35,848

Utility Company(2)(5) — 10.5%
Dominion Energy, Inc.	67	5,251
Duke Energy Corporation	32	2,993
Eversource Energy	48	4,218
NextEra Energy, Inc.	156	11,509
Sempra Energy	52	6,654
Xcel Energy Inc.	64	4,298

		34,923

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

Description	No. of Shares/Units	Value
Other Energy Company(2) — 1.6%
Phillips 66	86	$5,192

Total United States (Cost — $337,082)		271,379

Canada — 33.7%
Renewable Infrastructure Company(2)(5) — 18.9%
Brookfield Renewable Partners L.P.	343	21,792
Brookfield Renewable Corporation — Class A	134	10,637
Innergex Renewable Energy Inc.	750	14,839
Northland Power Inc.	349	11,950
TransAlta Renewables Inc.	242	3,340

		62,558

Midstream Company(2) — 10.6%
AltaGas Ltd.(5)	130	1,866
Enbridge Inc.	305	9,508
Pembina Pipeline Corporation	389	9,916
TC Energy Corporation(5)(15)	313	13,749

		35,039

Utility Company(2)(5) — 3.0%
Algonquin Power & Utilities Corp.	641	10,043

Other Energy Company(2) — 1.2%
Jupiter Resources Inc.(4)(8)(16)	1,229	4,042

Total Canada (Cost — $96,867)		111,682

United Kingdom — 6.9%
Renewable Infrastructure Company(2)(5) — 5.4%
Atlantica Sustainable Infrastructure plc	520	17,879

Utility Company(2)(5) — 1.5%
SSE plc	283	5,058

Total United Kingdom (Cost — $15,293)		22,937

Spain — 2.6%
Utility Company(2)(5) — 1.8%
Iberdrola, S.A.	433	5,910

Renewable Infrastructure Company(2)(5) — 0.8%
EDP Renováveis, S.A.	129	2,738

Total Spain (Cost — $6,938)		8,648

Italy — 1.9%
Utility Company(2)(5) — 1.9%
Enel — Società per Azioni (Cost — $5,361)	642	6,407

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

Description			No. of Shares/Units	Value
Greece — 1.8%
Renewable Infrastructure Company(2)(5) — 1.8%
Terna Energy S.A. (Cost — $4,938)			379	$5,866

Denmark — 1.4%
Renewable Infrastructure Company(2)(5) — 1.4%
Orsted A/S (Cost — $3,231)			25	4,557

Portugal — 1.1%
Utility Company(2)(5) — 1.1%
EDP — Energias de Portugal, S.A. (Cost — $3,373)			673	3,581

Switzerland — 0.9%
Infrastructure Company(2) — 0.9%
Flughafen Zurich AG (Cost — $2,037)			17	2,877

Lithuania — 0.7%
Utility Company(2)(5) — 0.7%
AB Ignitis Grupe(4) (Cost — $2,477)			94	2,241

Total Equity Investments (Cost — $477,597)				440,175

	Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 2.5%
United States — 2.5%
Midstream Company(2) — 2.5%
Buckeye Partners, L.P.	6.375%	1/22/78	$6,040	4,107
Crestwood Holdings LLC(8)	(17)	3/6/23	6,677	4,290

Total Debt Investments (Cost — $11,205)				8,397

Total Long-Term Investments — 135.4% (Cost — $488,802)				448,572

Debt				(88,515)
Mandatory Redeemable Preferred Stock at Liquidation Value				(27,542)
Other Liabilities in Excess of Other Assets				(1,288)

Net Assets Applicable to Common Stockholders				$331,227

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions.

(3)

Securities are treated as a qualified publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. The Fund had 18.1% of its total assets invested in qualified publicly-traded partnerships at November 30, 2020. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)	Security is non-income producing.

(5)

For the purposes of the Fund’s investment policies, it considers NextGen companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes we include Renewable Infrastructure Companies, Green Utilities and Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

(6)	Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum through December 15, 2022. On and after

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2020

(amounts in 000’s)

December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(7)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

(8)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2020, the aggregate value of restricted securities held by the Fund was $31,201 (6.9% of total assets), which included $13,807 of Level 2 securities and $17,394 of Level 3 securities. See Note 7 — Restricted Securities.

(9)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(10)

On September 30, 2020, the Fund purchased, Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) from Enterprise Products Partners, L.P. (“EPD”). The EPD Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at anytime after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of the EPD’s common units at such time.

(11)

The Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares are convertible on a one-for-one basis into common shares of ETRN after April 10, 2021. The ETRN Convertible Preferred Shares pay quarterly cash distributions based on an annual rate of (a) 9.75% through March 31, 2024 and (b) the greater of (i) 10.5% or (ii) LIBOR plus 8.15% thereafter.

(12)	This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(13)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(14)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2020, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Note 7 — Restricted Securities.

(15)

On December 15, 2020, TC Energy Corporation (“TRP”) and TC Pipelines, LP (“TCP”) announced an agreement under which TRP will acquire all TCP common units in a stock-for-unit merger. Under the terms of the agreement, TCP unitholders will receive 0.70 TRP common shares for each TCP common unit held.

(16)

On November 4, 2020 Tourmaline Oil (“TOU”) announced the definitive agreement to acquire Jupiter Resources Inc. (“Jupiter”). Under the terms of the agreement, each share of Jupiter will be exchanged for 0.2365 shares of TOU. The acquisition was completed on December 18, 2020. As of November 30, 2020, the Fund valued its investment in Jupiter on an “as-exchanged” basis based on the value of TOU shares to be received.

(17)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 750 basis points (7.66% as of November 30, 2020).

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2020

(amounts in 000’s, except share and per share amounts)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $447,205)	$437,588

Affiliated (Cost — $41,597)	10,984

Cash	158

Deposits with brokers	247

Interest, dividends and distributions receivable (Cost — $1,501)	1,503

Deferred credit facility offering costs and other assets	317

Total Assets	450,797

LIABILITIES

Payable for securities purchased	1,998

Investment management fee payable	429

Accrued directors’ fees	77

Accrued expenses and other liabilities	1,576

Credit facility	4,000

Notes	84,515

Unamortized notes issuance costs	(343)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,101,690 shares issued and outstanding)	27,542

Unamortized mandatory redeemable preferred stock issuance costs	(224)

Total Liabilities	119,570

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$331,227

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 198,898,310 shares authorized)	$47

Paid-in capital	816,368

Total distributable earnings (loss)	(485,188)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$331,227

NET ASSET VALUE PER COMMON SHARE	$7.02

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2020

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$31,782
Affiliated investments	2,111
Money market mutual funds	125

Total dividends and distributions (after foreign taxes withheld of $933)	34,018
Return of capital	(22,723)
Distributions in excess of cost basis	(482)

Net dividends and distributions	10,813
Interest income	1,682

Total Investment Income	12,495

Expenses
Investment management fees	6,556
Professional fees	407
Directors’ fees	313
Administration fees	251
Insurance	143
Reports to stockholders	151
Custodian fees	78
Other expenses	201

Total Expenses — before interest expense and preferred distributions	8,100
Interest expense including amortization of offering costs	8,153
Distributions on mandatory redeemable preferred stock including amortization of offering costs	3,376

Total Expenses	19,629

Net Investment Loss	(7,134)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(134,449)
Investments — affiliated	(32,964)
Foreign currency transactions	(480)
Options	149

Net Realized Loss	(167,744)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(13,716)
Investments — affiliated	8,539
Foreign currency translations	11
Options	(31)

Net Change in Unrealized Losses	(5,197)

Net Realized and Unrealized Losses	(172,941)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(180,075)

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2020	2019
OPERATIONS
Net investment loss(1)	$(7,134)	$(4,606)
Net realized gains (losses)	(167,744)	9,078
Net change in unrealized losses	(5,197)	(20,784)

Net Decrease in Net Assets Resulting from Operations	(180,075)	(16,312)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(22,129)	—
Distributions — return of capital	(526)	(44,335)

Dividends and Distributions to Common Stockholders	(22,655)	(44,335)

CAPITAL STOCK TRANSACTIONS
Common stock purchased under the share repurchase program (1,681,037 shares)	—	(19,999)

Total Decrease in Net Assets Applicable to Common Stockholders	(202,730)	(80,646)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	533,957	614,603

End of year	$331,227	$533,957

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the fiscal years ended November 30, 2020 and 2019 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2020

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations	$(180,075)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Return of capital distributions	22,723

Distributions in excess of cost basis	482

Net realized losses (excluding foreign currency transactions)	167,264

Net change in unrealized losses (excluding foreign currency translations)	5,208

Accretion of bond discounts, net	(256)

Purchase of long-term investments	(260,685)

Proceeds from sale of long-term investments	390,651

Proceeds from sale of short-term investments, net	34,230

Decrease in deposits with brokers	34

Decrease in interest, dividends and distributions receivable	568

Amortization of deferred debt offering costs	872

Amortization of mandatory redeemable preferred stock offering costs	420

Decrease in other assets	1

Increase in payable for securities purchased	1,998

Decrease in investment management fee payable	(411)

Decrease in premiums received on call option contracts written	(125)

Increase in accrued directors’ fees	11

Decrease in accrued expenses and other liabilities	(1,547)

Net Cash Provided by Operating Activities	181,363

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in borrowings under credit facility	4,000

Redemption of notes	(116,408)

Redemption of mandatory redeemable preferred stock	(47,458)

Costs associated with mandatory redeemable preferred stock	(139)

Costs associated with notes	(261)

Costs associated with renewal of credit facility	(439)

Cash distributions paid to common stockholders	(22,655)

Net Cash Used in Financing Activities	(183,360)

NET CHANGE IN CASH	(1,997)

CASH — BEGINNING OF YEAR	2,155

CASH — END OF YEAR	$158

Supplemental disclosure of cash flow information:

During the fiscal year ended November 30, 2020, interest paid related to debt obligations was $8,434.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2020	2019	2018		2017

Per Share of Common Stock(1)
Net asset value, beginning of period	$11.31	$12.57	$14.15		$17.41
Net investment income (loss)(2)	(0.15)	(0.10)	(0.18)		0.14
Net realized and unrealized gains (losses)	(3.66)	(0.29)	(0.19)		(2.10)

Total income (loss) from operations	(3.81)	(0.39)	(0.37)		(1.96)

Common dividends — dividend income(3)	(0.47)	—	(0.10)		(0.03)
Common distributions — long-term capital gains(3)	—	—	—		—
Common distributions — return of capital(3)	(0.01)	(0.93)	(1.10)		(1.27)

Total dividends and distributions — common	(0.48)	(0.93)	(1.20)		(1.30)

Offering expenses associated with the issuance of common stock	—	—	(0.01	)(5)	—
Effect of shares issued in reinvestment of distributions	—	—	—		—
Effect of issuance of common stock	—	—	—		—
Effect of common stock repurchased	—	0.06	—		—

Net asset value, end of period	$7.02	$11.31	$12.57		$14.15

Market value per share of common stock, end of period	$5.25	$9.65	$10.96		$12.88

Total investment return based on common stock market value(6)	(41.0)%	(4.2)%	(6.7)%		(8.7)%
Total investment return based on net asset value(7)	(32.7)%	(2.1)%	(2.6)%		(11.7)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$331,227	$533,957	$614,603		$311,843
Ratio of expenses to average net assets
Management fees(9)	1.9%	1.8%	1.8%		1.7%
Other expenses	0.4	0.3	0.4		0.4

Subtotal	2.3	2.1	2.2		2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.2	1.9	1.8		1.7
Management fee waiver	—	—	—		—
Excise taxes	—	—	—		—

Total expenses	5.5%	4.0%	4.0%		3.8%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(0.8)%	(1.1)%		0.9%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(50.7)%	(2.7)%	(16.1)%		(11.9)%
Portfolio turnover rate	51.8%	30.0%	21.9%		25.5%
Average net assets	$354,957	$604,030	$420,605		$360,869
Notes outstanding, end of period(10)	$84,515	$200,923	$200,923		$91,000
Credit facility outstanding, end of period(10)	4,000	$—	$24,000		$—
Term loan outstanding, end of period(10)	—	$—	$—		$—
Mandatory redeemable preferred stock, end of period(10)	$27,542	$75,000	$75,000		$35,000
Average shares of common stock outstanding	47,197,462	47,903,748	30,639,065		22,034,170
Asset coverage of total debt(11)	505.3%	403.1%	406.6%		481.1%
Asset coverage of total leverage (debt and preferred stock)(12)	385.4%	293.5%	304.9%		347.5%
Average amount of borrowings per share of common stock during the period(1)	$2.67	$4.25	$4.39		$5.16

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015		2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.56	$39.51		$35.75
Net investment income (loss)(2)	(0.07)	0.30		(0.01)
Net realized and unrealized gains (losses)	1.43	(18.42)		5.61

Total income (loss) from operations	1.36	(18.12)		5.60

Common dividends — dividend income(3)	(1.50)	(1.68)		(1.57)
Common distributions — long-term capital gains(3)	—	(2.14)		(0.34)
Common distributions — return of capital(3)	—	—		—

Total dividends and distributions — common	(1.50)	(3.82	)(4)	(1.91)

Offering expenses associated with the issuance of common stock	—	—		—
Effect of shares issued in reinvestment of distributions	(0.01)	(0.01)		(0.02)
Effect of issuance of common stock	—	—		—
Effect of common stock repurchased	—	—		0.09

Net asset value, end of period	$17.41	$17.56		$39.51

Market value per share of common stock, end of period	$15.33	$15.46		$35.82

Total investment return based on common stock market value(6)	12.7%	(50.2)%		15.3%
Total investment return based on net asset value(7)	12.7%	(48.7)%		16.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$383,557	$380,478		$854,257
Ratio of expenses to average net assets
Management fees(9)	1.8%	1.9%		1.7%
Other expenses	0.5	0.2		0.2

Subtotal	2.3	2.1		1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.8	2.5		1.7
Management fee waiver	—	—		—
Excise taxes	—	0.4		—

Total expenses	6.1%	5.0%		3.6%

Ratio of net investment income (loss) to average net assets(2)	(0.5)%	1.0%		(0.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	10.3%	(58.3)%		14.0%
Portfolio turnover rate	48.2%	45.3%		45.3%
Average net assets	$314,015	$672,534		$887,585
Notes outstanding, end of period(10)	$91,000	$185,000		$235,000
Credit facility outstanding, end of period(10)	$—	$—		$—
Term loan outstanding, end of period(10)	$27,000	$—		$46,000
Mandatory redeemable preferred stock, end of period(10)	$35,000	$70,000		$105,000
Average shares of common stock outstanding	21,975,582	21,657,943		21,897,671
Asset coverage of total debt(11)	454.7%	343.5%		441.4%
Asset coverage of total leverage (debt and preferred stock)(12)	350.7%	249.2%		321.3%
Average amount of borrowings per share of common stock during the period(1)	$4.86	$11.16		$12.84

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01	$25.94	$23.80
Net investment income (loss)(2)	(0.06)	0.17	0.29
Net realized and unrealized gains (losses)	8.61	4.64	3.12

Total income (loss) from operations	8.55	4.81	3.41

Common dividends — dividend income(3)	(1.15)	(1.30)	(1.20)
Common distributions — long-term capital gains(3)	(0.66)	(0.41)	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.81)	(1.71)	(1.20)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	(0.03)	(0.04)
Effect of issuance of common stock	—	—	(0.03)
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$35.75	$29.01	$25.94

Market value per share of common stock, end of period	$32.71	$28.04	$22.46

Total investment return based on common stock market value(6)	23.5%	33.3%	(5.5)%
Total investment return based on net asset value(7)	30.5%	19.4%	14.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$788,057	$635,226	$562,044
Ratio of expenses to average net assets
Management fees(9)	1.8%	1.7%	1.6%
Other expenses	0.2	0.3	0.3

Subtotal	2.0	2.0	1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.8	1.3
Management fee waiver	—	—	(0.3)
Excise taxes	0.1	—	—

Total expenses	3.9%	3.8%	2.9%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	0.6%	1.1%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	25.9%	16.8%	13.4%
Portfolio turnover rate	49.1%	67.6%	74.1%
Average net assets	$726,248	$620,902	$537,044
Notes outstanding, end of period(10)	$205,000	$165,000	$115,000
Credit facility outstanding, end of period(10)	$50,000	$48,000	$45,000
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$65,000	$65,000	$35,000
Average shares of common stock outstanding	21,969,288	21,794,596	21,273,512
Asset coverage of total debt(11)	434.5%	428.7%	473.2%
Asset coverage of total leverage (debt and preferred stock)(12)	346.3%	328.5%	388.2%
Average amount of borrowings per share of common stock during the period(1)	$10.51	$8.85	$6.50

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The information presented for each period is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Ratio reflects total management fee before waiver, if any.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On September 28, 2020, the previously announced change to the Fund’s name (from Kayne Anderson Midstream/Energy Fund, Inc. to Kayne Anderson NextGen Energy & Infrastructure, Inc.) took effect. The previously announced changes to certain of KMFs non-fundamental investment policies also went into effect on this date. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in “NextGen” companies, defined as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. See Glossary of Key Terms.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of November 30, 2020, the Fund held 5.3% of its net assets applicable to common stockholders (3.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at November 30, 2020 was $17,394. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

For the Fiscal Year Ended November 30, 2020

Dividends and distributions (before foreign taxes withheld of $933 and excluding distributions in excess of cost basis)	$34,469

Dividends and distributions — % return of capital	66%

Return of capital — attributable to net realized gains (losses)	$8,980

Return of capital — attributable to net change in unrealized gains (losses)	13,743

Total return of capital	$22,723

For the fiscal year ended November 30, 2020, the Fund estimated the return of capital portion of dividends and distributions received to be $23,230 (67%). During the second quarter of fiscal 2020, the Fund decreased its return of capital estimate for the year by $507 due to 2019 tax reporting information received by the Fund in fiscal 2020. As a result, the return of capital percentage for the fiscal year ended November 30, 2020 was 66%. In addition, for the fiscal year ended November 30, 2020, the Fund estimated the cash distributions received that were in excess of cost basis to be $482.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the fiscal year ended November 30, 2020, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2016 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2020, and the Fund presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$440,175	$413,264	$9,517	$17,394
Debt investments	8,397	—	8,397	—

Total assets at fair value	$448,572	$413,264	$17,914	$17,394

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2020.

As of November 30, 2020, the Fund had Notes outstanding with aggregate principal amount of $84,515 and 1,101,690 shares of MRP Shares outstanding with a total liquidation value of $27,542. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2020, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$84,515	$89,500
MRP Shares	$27,542	$28,200

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2020.

Equity Investments
Balance — November 30, 2019	$12,766
Purchases	17,390
Sales	(10,196)
Transfers out to Level 1 and 2	(3,379)
Realized gains (losses)	346
Change in unrealized gains (losses), net	467

Balance — November 30, 2020	$17,394

Net change in unrealized gain (loss) of investments still held at November 30, 2020	$4

The purchases of $17,390 include the Fund’s investment in Enterprise Product Partners LP (“EPD”) Series A Convertible Preferred Units that was made on September 30, 2020 ($12,500) and the taxable exchange of EQM Midstream Partners, LP (“EQM”) Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) in June 2020 ($4,890). Sales of $10,196, and realized gain of $346 relate to the taxable exchange of EQM. On June 17, 2020, in connection with the merger of Equitrans Midstream Corporation (“ETRN”) and EQM, 107,700 units of the EQM Convertible Preferred Units held by the Fund were redeemed in cash at a redemption amount of 101% and the remaining units were exchanged for newly-issued ETRN Convertible Preferred Shares.

The $3,379 of transfers out to Level 1 and 2, relate to the Jupiter Resources, Inc. investment transfer to Level 2.

The $467 increase in unrealized gains (net) relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that will become publicly-tradeable (e.g., through subsequent

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns cumulative convertible preferred units of EPD. The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis. To determine the appropriate discount rate for this analysis, the Fund estimates the credit spread for the convertible preferred units, which is based on (a) the long bond spread, which is based the average spread of EPD’s 25+ year maturity bonds to the US treasury rate, (b) the hybrid spread, which is based on the spread of EPD’s publicly traded hybrid notes over EPD’s bonds with a maturity greater than 25 years, and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The discounted cash flow analysis assumes the convertible preferred securities will be redeemed on September 30, 2025, and the Fund’s ability to sell the preferred units during such time period is subject to certain restrictions. As such, the Fund applies a 5% illiquidity discount to be amortized over the assumed 5 - year hold period.

The Fund owns convertible preferred units of ETRN. The convertible preferred units will be convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2020:

Quantitative Table for Valuation Techniques

				Range
Assets Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EPD	$12,805	- Discounted cash flow analysis	- Long Bond Spread	1.9%	2.0%	2.0%
Convertible Preferred Units			- Hybrid Spread - Subordination	1.0% 0.9%	1.4% 1.1%	1.2% 1.0%
			- Illiquidity discount	4.8%	4.8%	4.8%

ETRN	$4,589	- Convertible pricing model	- Credit spread	7.6%	8.1%	7.9%
Convertible Preferred Units			- Volatility	40.0%	50.0%	45.0%

Total	$17,394

4.	Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2020, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	99.4%
Equity securities	98.1%
NextGen Companies(1)	62.8%
Debt securities	1.9%
Securities of PTPs	18.2%
Largest single issuer	6.3%
Restricted securities	7.0%

(1)	Refer to the “Glossary of Key Terms” for the definition of Energy Companies and NextGen Companies.

The stock market has been subject to significant volatility over the last 12 months, which has increased the risks associated with an investment in the Fund. In particular the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Of particular relevance to an investment in the Fund, volatility in the energy markets during fiscal 2020, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the midstream companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of midstream companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. The investment management agreement has a term through March 31, 2021 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the fiscal year ended November 30, 2020, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Kevin S. McCarthy is a Vice-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. McCarthy also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. McCarthy’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Fund’s investments in affiliates as of and for the fiscal year ended November 30, 2020:

Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
Plains GP Holdings, L.P.	695	$5,509	$1,491	$(32,964)	$14,071
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	5,475	620	—	(5,532)

Total		$10,984	$2,111	$(32,964)	$8,539

(1)	See Schedule of Investments for investment classifications.
(2)

During fiscal year ended November 30, 2020, the Fund sold 1,511 units of PAGP. There were no sales of PAGP-AAP and the Fund made no purchases of any affiliates during the fiscal year ended November 30, 2020.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of November 30, 2020, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

During the fiscal year ended November 30, 2020, the Fund reclassified $542 from total distributable earnings (loss) to paid in capital primarily due to distributions in excess of taxable income and the permanent differences between GAAP and tax treatment of the amortization of offering costs for MRP Shares.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2020, the Fund did not have any undistributed ordinary income or long-term capital gains. The following table sets forth the components of accumulated income or deficit for the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

As of November 30, 2020
Capital loss carryforward	$(426,905)
Unrealized depreciation of investments	(58,281)

Total accumulated income (deficit)	$(485,186)

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2020, the Fund had approximately $72,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2020, the tax character of the total $22,655 distributions paid to common stockholders was $22,129 of dividend income and $526 of return of capital. The tax character of the total $2,956 distributions paid to holders of MRP shares was dividend income.

For the fiscal year ended November 30, 2019, the tax character of the total $44,335 distributions paid to common stockholders was return of capital. The tax character of the total $2,907 distributions paid to holders of MRP shares was $1,011 dividend income and $1,896 return of capital.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

At November 30, 2020, the cost basis of investments for federal income tax purposes was $506,855. At November 30, 2020, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$65,558
Gross unrealized depreciation of investments (including options, if any)	(123,841)

Net unrealized depreciation of investments before foreign currency related translations	(58,283)
Unrealized appreciation on foreign currency related translations	2

Net unrealized depreciation of investments	$(58,281)

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2020, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Jupiter Resources, Inc.	(1)	(2)	1,229	$14,230	$4,042	$3.29	1.2%	0.9%
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)	(4)	(5)	690	1,304	5,475	7.94	1.6	1.2
Senior Notes(6)
Crestwood Holdings LLC, due 2023	(4)	(2)	6,677	6,490	4,290	n/a	1.3	1.0

Total				$22,024	$13,807		4.1%	3.1%

Level 3 Investments(7)
Equity Investments
Enterprise Products Partners L.P.
Convertible Preferred Units	9/30/20	(8)	13	$12,500	$12,805	$1,024.41	3.9%	2.8%
Equitrans Midstream Corporation
Convertible Preferred Units	4/10/19	(8)	238	4,890	4,589	19.32	1.4	1.0

Total				$17,390	$17,394		5.3%	3.8%

Total of all restricted investments				$39,414	$31,201		9.4%	6.9%

(1)

On December 28, 2018, as part of a recapitalization transaction, the Fund received common shares in exchange for its debt investment in Jupiter Resources Inc. On December 18, 2020, Jupiter Resources, Inc. was acquired by Tourmaline Oil.

(2)	Unregistered security of a private company.

(3)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of November 30, 2020, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(4)	Security was acquired at various dates in current and/or prior fiscal years.

(5)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(6)

These securities have a fair market value determined by the bid price provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(7)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(8)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $3,223 of call options during the fiscal year ended November 30, 2020.

Interest Rate Swap Contracts — As of November 30, 2020, the Fund did not have any interest rate swap contracts outstanding.

As of November 30, 2020, the Fund held no derivative instruments.

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Fiscal Year Ended November 30, 2020
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$149	$(31)

9.	Investment Transactions

For the fiscal year ended November 30, 2020, the Fund purchased and sold securities in the amounts of $260,685 and $390,651 (excluding short-term investments).

10.	Credit Facility

On April 14, 2020, the Fund amended its unsecured revolving credit facility (the “Credit Facility”), reducing the total commitment amount from $100,000 to $75,000. The Credit Facility matures on February 8, 2021. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2020, the average amount outstanding under the Credit Facility was $260 with a weighted average rate of 1.50%. As of November 30, 2020, the Fund had $4,000 outstanding under the Credit Facility at an interest rate of 1.45%.

As of November 30, 2020, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

11.	Notes

At November 30, 2020, the Fund had $84,515 aggregate principal amount of Notes outstanding. During the fiscal year, the Fund redeemed $116,408 of Notes. The table below sets forth a summary of those redemptions and the key terms of each series of Notes outstanding at November 30, 2020.

	Principal Outstanding November 30, 2019	Principal Redeemed	Principal Outstanding November 30, 2020	Unamortized Issuance Costs	Estimated Fair Value November 30, 2020	Fixed Interest Rate	Maturity
Series
C	$21,000	$(16,576)	$4,424	$12	$4,600	4.00%	3/22/22
D	40,000	—	40,000	157	41,800	3.34%	5/1/23
E	30,000	(30,000)	—	—	—	3.46%	7/30/21
G	24,538	(24,538)	—	—	—	3.07%	8/8/20
H	42,308	(20,452)	21,856	85	23,200	3.72%	8/8/23
I	38,077	(19,842)	18,235	89	19,900	3.82%	8/8/25
J	5,000	(5,000)	—	—	—	3.36%	10/7/21

	$200,923	$(116,408)	$84,515	$343	$89,500

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of November 30, 2020, the weighted average interest rate on the outstanding Notes was 3.58%.

On March 17, 2020, FitchRatings downgraded the ratings on the Fund’s Notes from ‘AAA’ to ‘A’ and placed all ratings on negative watch. On October 16, 2020, at the Fund’s request, FitchRatings withdrew its ratings on the Fund’s Notes. On September 22, 2020, Kroll Bond Rating Agency (“KBRA”) began rating the Fund’s Notes with a “AAA” rating. As of November 30, 2020, each series of Notes was rated “AAA” by KBRA. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2020, the Fund was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At November 30, 2020, the Fund had 1,101,690 shares of MRP Shares outstanding, with a total liquidation value of $27,542 ($25.00 per share). During the fiscal year, the Fund redeemed $47,458 of MRP Shares. The table below sets forth a summary of those redemptions and the key terms of each series of MRP Shares outstanding at November 30, 2020.

Series(1)	Liquidation Value November 30, 2019	Liquidation Value Redeemed	Liquidation Value November 30, 2020	Unamortized Issuance Costs	Estimated Fair Value November 30, 2020	Rate(2)	Mandatory Redemption Date
F	$35,000	$(29,646)	$5,354	$23	$5,400	4.06%	7/30/21
G	20,000	(7,303)	12,697	69	12,800	3.36%	9/7/21
H	20,000	(10,509)	9,491	132	10,000	4.07%	12/1/24

	$75,000	$(47,458)	$27,542	$224	$28,200

(1)

On November 5, 2020, the Fund entered into a securities exchange agreement with the holders of its MRP Shares to accommodate the changes made to the Fund’s non-fundamental investment policies. Former MRP Share Series C, D and E were exchanged for new Series F, G and H. There were no modifications to liquidation value, dividend rate nor the mandatory redemption date for each of the Series.

(2)

On March 17, 2020, FitchRatings downgraded the ratings on the Fund’s MRP Shares from “A” to “BBB” and placed all ratings on negative watch. As a result of the ratings action, the dividend rate for each series of MRP Shares outstanding increased by 2% per annum and was to continue to be in effect as long as such series were rated “BBB”. On October 16, 2020, at the Fund’s request, FitchRatings withdrew its ratings on the Fund’s MRP Shares. As a result, the dividend rate for each series of MRP Shares outstanding decreased by 2.0% per annum beginning on October 17, 2020.

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

On September 22, 2020, Kroll Bond Rating Agency (“KBRA”) began rating the Fund’s MRPS Shares with a “A+” rating.

As of November 30, 2020, the Fund’s series F, G and H MRP Shares were rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At November 30, 2020, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.	Common Stock

At November 30, 2020, the Fund had 198,898,310 shares of common stock authorized and 47,197,462 shares outstanding. As of November 30, 2020, KAFA owned 4,000 shares of the Fund. During the fiscal year ended November 30, 2020, there were no common stock transactions.

14.	Subsequent Events

On December 9, 2020, the Fund declared a quarterly distribution of $0.09 per common share for the fourth quarter. The total distribution of $4,248 was paid December 31, 2020. Of this total, pursuant to the Fund’s dividend reinvestment plan, $194 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Green Utilities” means Utility Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson NextGen Energy & Infrastructure, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) as of November 30, 2020, the related statements of operations and cash flows for the year ended November 30, 2020, the statement of changes in net assets applicable to common stockholders for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the ten years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the ten years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, issuer, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA

January 28, 2021

We have served as the auditor of one or more investment companies in the Kayne Anderson Funds Family since 2004.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee (Chair).	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.

Current:

•  Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”)

Prior:

•  Kayne Anderson Energy Development Company (“KED”)

•  Boardwalk Pipeline Partners, LP
(midstream MLP)

•  Northern Border Partners, L.P.
(midstream MLP)

Anne K. Costin (born 1950)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Valuation Committee.	Professor at the Amsterdam Institute of Finance from 2007 through 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Current: • KYN Prior: • Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2023 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•  KYN

•  Magellan Midstream Partners, L.P.
(midstream MLP)

Prior:

•  KED

•  Peregrine Midstream Partners LLC
(natural gas storage)

•  Seaspan Corporation
(containership chartering)

•  Targa Resources Partners LP
(midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2022 Annual Meeting of Stockholders)/served since inception. Member of Audit Committee and Valuation Committee.	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: • KYN Prior: • KED • Boys & Girls Clubs of Houston (not-for-profit organization) • Boy Scouts of America (not-for-profit organization)

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William H. Shea, Jr. (born 1954)	Lead Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/served since August 2018. Member of Nominating, Corporate Governance and Compensation Committee (Chair).	Chief Executive Officer of Jefferson Energy Companies since January 2020. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

•  Current:

•  KYN

Prior:

•  KYE

•  BGH
(general partner of BPL)

•  BPL
(midstream MLP)

•  Gibson Energy ULC
(midstream energy)

•  Mainline Energy Partners, LLC
(midstream energy)

•  Niska Gas Storage Partners LLC
(natural gas storage)

•  PVG
(owned general partner of PVR)

•  PVR
(midstream MLP)

•  Penn Virginia Corporation
(oil and gas exploration and production company)

•  USA Compression Partners, LP
(natural gas compression MLP)

William L. Thacker (born 1945)	Director. 3-year term (until the 2021 Annual Meeting of Stockholders)/served since inception. Member of Valuation Committee (Chair) and Nominating, Corporate Governance and Compensation Committee.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.

Current:

•  KYN

Prior:

•  KED

•  Copano Energy, L.L.C.
(midstream MLP)

•  GenOn Energy, Inc.
(electricity generation and sales)

•  Pacific Energy Partners, L.P.
(midstream MLP)

•  QEP Resources Inc.
(oil and gas exploration and production company)

•  TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years

James C. Baker(4) (born 1972)	Chairman of the Board of Directors since June 2020. Director President and Chief Executive Officer. 3-year term (until the 2022 Annual Meeting of Stockholders). Member of Valuation Committee. Chief Executive Officer since June 2019. President since June 2016. Executive Vice President from inception to June 2016. Elected annually as an officer/served since inception.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Co-Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN since June 2019. President of KYN since June 2016. Executive Vice President of KYN from June 2008 to June 2016.

Current:

•  KYN

•  Expression Therapeutics (biotechnology company)

Prior:

•  KED

•  K-Sea Transportation Partners LP
(shipping MLP)

•  Petris Technology, Inc.
(data management for energy companies)

•  ProPetro Services, Inc.
(oilfield services)

Michael J. Levitt(4) (born 1958)	Director. Appointed July 2020 to serve until the 2021 Annual Meeting of Stockholders.	Chief Executive Officer of Kayne Anderson since July 2016. Vice Chairman of Apollo Global Management, LP from April 2012 to May 2016.	Current: • KYN • Kayne Anderson BDC, LLC (business development company) • Core Scientific, Inc. (blockchain hosting) Prior: • Hostess Holdings GP, LLC (consumer products)

J.C. Frey (born 1968)	Executive Vice President. Elected annually as an officer/served since inception.	Managing Partner of Kayne Anderson since 2004 and Co-Managing Partner of KAFA since 2006. Executive Vice President of KYN since June 2008. Assistant Secretary and Assistant Treasurer of KYN from 2004 to January 2019.	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary. Elected annually as an officer/served since inception.	Senior Managing Director of Kayne Anderson since January 2020. Managing Director of Kayne Anderson from December 2005 to January 2020 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN since December 2005. Assistant Secretary of KYN since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	Current: • The Source for Women (not-for-profit organization) Prior: • KED

Jarvis V. Hollingsworth (born 1962)	Secretary. Elected annually as an officer/served since 2019.	General Counsel of Kayne Anderson and Secretary of KYN since 2019. Private practice of law at Fulbright & Jaworski LLP (1993-1999); Brobeck Phleger & Harrison (1999-2001); and Bracewell LLP (2001-2019). Chairman of the Board of Trustees of the Teacher Retirement System of Texas (2017 to Present).

Current:

•  Teacher Retirement System of Texas
(public retirement system)

•  Laredo Petroleum, Inc.
(energy)

Prior:

•  Cullen/Frost Bankers, Inc.
(financial holding company)

•  Emergent Technologies, LP
(commerce technology)

•  Infogroup, Inc.
(data and marketing solutions)

•  University of Houston System Board of Regents
(public university system)

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors and Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Fund, Term of Office/Time of Service	Principal Occupations During Past Five Years(3)	Other Directorships Held by Director/Officer During Past Five Years

Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually as an officer/served since June 2012.	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KYN since September 2012.	Prior: • VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Senior Vice President. Elected annually as an officer/served since June 2011.	Senior Managing Director of Kayne Anderson since February 2019. Managing Director of Kayne Anderson from February 2014 to February 2019. Senior Vice President of Kayne Anderson from 2011 to February 2014. Vice President of KYN since 2011.	None

A. Colby Parker (born 1987)	Vice President and Assistant Treasurer. Elected annually as an officer/served since January 2019.	Vice President of KYN since June 2020. Assistant Treasurer of KYN since January 2019. Controller of Kayne Anderson since July 2015. Finance and Treasury Analyst of Kayne Anderson from June 2014 to June 2015.	None

Ellen B. Wilkirson (born 1991)	Vice President. Elected annually as an officer/served since June 2020.	Vice President of Kayne Anderson since January 2021. Vice President of KYN since June 2020. Senior Associate of Kayne Anderson from January 2020 to December 2020. Associate of Kayne Anderson from January 2018 to December 2019. Analyst of Kayne Anderson from May 2017 to December 2017. Investment banking Analyst at Credit Suisse Securities (USA) LLC from August 2015 to April 2017.	None

Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually as an officer/served since December 2013.	Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

(1)

The Fund is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson and includes the Fund and KYN. Each Independent Director oversees two registered investment companies in the Fund Complex, the Fund and KYN, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

(“KYN”), respectively. The table presents principal occupations for each interested director and non-director officer of KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(4)

James C. Baker and Michael J. Levitt are each an “interested person” of the Fund as defined by the 1940 Act by virtue of their employment relationship with Kayne Anderson. Mr. Levitt was appointed as a member of the Board of Directors effective July 1, 2020.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson NextGen Energy & Infrastructure, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Fund’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Fund’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you provide to us orally; and

•	Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•	Name, address, phone number and email address;

•	Age, date of birth, occupation and marital status;

•	Personal identifier, depending on your country of residence, such as your Social Security Number; and

•	Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•	For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•	To contact you or your designated representative(s) in connection with your relationship and/or account;

•	To monitor and audit compliance with our internal policies and procedures; and

•	To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•

Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•	Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•

Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

Website: https://www.kaynefunds.com/

Email Address: CEF@kaynecapital.com

Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Michael J. Levitt	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Ellen B. Wilkirson	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d) During the period covered by this report, no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Anne K. Costin, Barry R. Pearl and Albert L. Richey. Messrs. Cordes, Pearl and Richey and Ms. Costin are “independent” for purposes of this Item.

Item 4.    Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2020, and (ii) fiscal year ended November 30, 2019.

	2020	2019
Audit Fees	$141,000	$214,000
Audit-Related Fees	—	—
Tax Fees	162,000	162,000
All Other Fees	—	—

Total	$303,000	$376,000

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2020 and 2019 were $162,000 for each year. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,955,000 and $5,481,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2020 and 2019, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R. Cordes (Chair), Anne K. Costin, Barry R. Pearl and Albert L. Richey are the members of the Registrant’s Audit Committee.

Item 6.    Investments.

(a) Please see the Schedule of Investments contained in the KMF Annual Report for the fiscal year ended November 30, 2020 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

James C. Baker has served as the Registrant’s Chief Executive Officer since June 2019 and as Director, President and co-portfolio manager of the Registrant and Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”) since November 2017. Mr. Baker has served as Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) and the Adviser (together with KACALP, “Kayne Anderson”) since February 2008; as President of the Registrant and KYN since June 2016; and as Executive Vice President of the Registrant from August 2010 to June 2016 and of KYN from June 2008 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

J.C. Frey is the Registrant’s Executive Vice President (since June 2008) and co-portfolio manager (since June 2004) and was the Registrant’s Assistant Secretary and Assistant Treasurer from June 2004 to January 2019. Mr. Frey has served as Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. As a portfolio manager, Mr. Frey oversees $7 billion in assets consisting of equity and debt securities of energy infrastructure companies. He has served as Executive Vice President and co-portfolio manager of KYN since June 2008 and Assistant Secretary and Assistant Treasurer of KYN from June 2004 to January 2019. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker	1	$1,176	—	$—	—	—
J.C. Frey	3	$1,392	11	$1,493	11	$387

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker	—	N/A	—	$—	—	—
J.C. Frey	—	N/A	8	$1,081	3	$203

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. Baker and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2020, Messrs. Baker and Frey are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. Baker and Frey are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2020, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

James C. Baker: over $1,000,000

J.C. Frey: $500,001 - $1,000,000

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2019	28,754	$10.53	—	Not applicable
January 1-31, 2020	29,888	$10.08	—	Not applicable
February 1-29, 2020	35,158	$8.49	—	Not applicable
March 1-31, 2020	—	$—	—	Not applicable
April 1-30, 2020	62,914	$4.65	—	Not applicable
May 1-31, 2020	—	$—	—	Not applicable
June 1-30, 2020	46,744	$4.54	—	Not applicable
July 1-31, 2020	—	$—	—	Not applicable
August 1-31, 2020	—	$—	—	Not applicable
September 1-30, 2020	51,303	$4.13	—	Not applicable
October 1-31, 2020	—	$—	—	Not applicable
November 1-30, 2020	—	$—	—	Not applicable

Total	254,761	$6.35	—	—

(1)	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.

Item 10.    Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)  Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

Date: January 28, 2021	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 28, 2021	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President and Chief Executive Officer

Date: January 28, 2021	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.